Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Hancock Fabrics, Inc. (the “Issuer”) on Form 10-Q for the period ended August 2, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jane F. Aggers, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
Date: September 15, 2008

/s/ Jane F. Aggers
Jane F. Aggers
President and Chief Executive Officer